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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 20, 2004
                (Date of Earliest Event Reported: July 19, 2004)




                         GULFTERRA ENERGY PARTNERS, L.P.
             (Exact name of Registrant as specified in its charter)


              Delaware                             1-11680                           76-00396023
  (State or other jurisdiction of          (Commission File Number)                (I.R.S. Employer
           incorporation)                                                        Identification No.)


                                4 Greenway Plaza
                              Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (832) 676-4853

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ITEM 5. OTHER EVENTS

On July 19, 2004, we and Cal Dive International, Inc. announced that our jointly owned Marco Polo Tension Leg Platform (TLP) commenced processing initial oil and gas production from Anadarko Petroleum Corporation's Marco Polo field in Green Canyon Block 608. The Marco Polo TLP, which is located approximately 160 miles south of New Orleans in 4,300 feet of water, was installed in January of 2004 and is designed to process a daily maximum of 120,000 barrels of oil production and 300 million cubic feet of natural gas production. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         c) Exhibits.

                  Exhibit Number              Description
                  --------------              -----------

                  99.1                        Press Release dated July 19, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              GULFTERRA ENERGY PARTNERS, L.P.




                                              By:  /s/   KATHY A. WELCH
                                                   -----------------------------
                                                          Kathy A. Welch
                                                  Vice President and Controller
                                                  (Principal Accounting Officer)


Date: July 20, 2004


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                                  EXHIBIT INDEX


       Exhibit Number                         Description
       --------------                         -----------

          99.1                                Press Release dated July 19, 2004.